UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2020
iMedia Brands, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6740 Shady Oak Road,
Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices)
(952) 943-6000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As reported below in Item 5.07, on July 13, 2020, the stockholders of iMedia Brands, Inc. (the “Company”) approved an amendment to the Company’s Third Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of common stock by 15,000,000 shares (the “Amendment”). The Amendment, which was included as Proposal 4 in the Company’s proxy statement for its 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission, became effective on July 13, 2020 upon filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Minnesota.
A copy of the Articles of Amendment as filed with the Secretary of State of the State of Minnesota is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Articles of Incorporation, as amended and restated to reflect the Amendment, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders
The Company held its 2020 Annual Meeting of Shareholders on July 13, 2020 (the “Annual Meeting”). There were 7,130,480 shares of Company common stock, or approximately 77.36% of the 9,216,385 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders voted on: (1) the election of eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the approval, on an advisory basis, of the 2019 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting; (3) the approval of the Company’s 2020 Equity Incentive Plan; (4) the approval of an amendment to the Company’s Articles of Incorporation, and (5) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021. For more information about the foregoing proposals, please see the proxy statement for the Annual Meeting.

Set forth below are the final voting results, as reported by the inspector of elections for the Annual Meeting:

1.	Election of Directors

The proposal to elect eight persons to serve as directors on the Company’s Board of Directors until the next annual meeting of the shareholders resulted in the following votes:

Nominee	Votes For	Withheld
Michael Friedman	4,089,481	233,909
Landel C. Hobbs	4,237,050	86,340
Benoȋt Jamar	4,238,716	84,674
Jill Krueger	4,238,087	85,303
Eyal Lalo	4,092,300	231,090
Lisa A. Letizio	4,225,042	98,348
Timothy A. Peterman	4,240,028	83,362
Aaron P. Reitkopf	4,237,631	85,759

The eight nominees set forth above were elected to the Company’s Board of Directors and will serve as directors until the Company’s next annual meeting or until their respective successors are duly elected and qualified. There were 2,807,090 broker non-votes related to the foregoing proposal.

2.	Say-On-Pay Vote

The 2019 compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
4,168,242	148,868	6,280	2,807,090

3.	Approval of the Company’s 2020 Equity Incentive Plan

The Company’s 2020 Equity Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
3,594,719	721,775	6,896	2,807,090

4.	Amendment to the Company’s Articles of Incorporation

The proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
6,200,508	926,610	3,362	0

5.	Ratification of Independent Auditor

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
7,107,679	18,383	4,418	0

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Articles of Amendment to the Articles of Incorporation, dated July 13, 2020	Filed electronically herewith

3.2	Fourth Amended and Restated Articles of Incorporation, as amended through July 13, 2020	Incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-8 filed on July 13, 2020 (File No. 001-37395)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMedia Brands, Inc.
Date: July 15, 2020	By:	/s/ TIMOTHY A. PETERMAN
Timothy A. Peterman
Chief Executive Officer & Interim Chief Financial Officer